EXHIBIT 99.1


ECHO (sm)


FOR IMMEDIATE RELEASE
---------------------


                   ELECTRONIC CLEARING HOUSE (ECHO) ANNOUNCES
            RECALCULATED DILUTED EARNINGS/LOSS PER SHARE FOR FY 2003


     - DILUTED NET LOSS PER SHARE RECALCULATED TO BE ($0.56) VS. PREVIOUSLY REPORTED ($.058)
     - DILUTED NET INCOME PER SHARE BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE RECALCULATED TO BE $0.22 VS. PREVIOUSLY REPORTED $0.23

CAMARILLO,  CALIF., DECEMBER 26, 2003 - Electronic Clearing House, Inc. (NASDAQ:
ECHO), a leading provider of electronic payment and transaction processing services, today announced a recalculation of the diluted earnings/loss per share amounts reported in its press release issued on December 16, 2003.

Although in management's opinion the recalculation does not result in a significant difference between the diluted earnings/loss per share previously disclosed and those arising from the recalculation, the Company believes that it is in the best interest of its stockholders to provide complete and accurate disclosure with respect to the calculation of its diluted earnings/loss per share.

On December 16, 2003, the Company announced that for the fiscal year ended September 30, 2003, it earned $0.23 per basic and diluted share on revenue of $40,636,000 before the cumulative effect of an accounting change to record the impairment of goodwill. This compared to a loss of $0.41 per share on revenue of $33,291,000 for the fiscal year ended September 30, 2002. The Company further announced that, including the cumulative effect of the accounting change, it recorded a loss of $0.58 per basic and diluted share in fiscal 2003. The cumulative effect of the accounting change was calculated as $0.81 per basic share and per diluted share.

As a result of its review of FASB 128, which provides the guidance for the calculation of earnings per share, the Company has determined that the effect of shares underlying dilutive stock options is required to be included in the calculation of diluted weighted average shares outstanding for purposes of calculating earnings/loss per diluted share, even though this calculation would be considered anti-dilutive since the Company recorded a net loss for the year.

Taking into account the effect of shares underlying dilutive stock options, the Company earned $0.23 per basic share and $0.22 per diluted share for the fiscal year ended September 30, 2003, on revenue of $40,636,000 before the cumulative effect of an accounting change to record the impairment of goodwill. Including the cumulative effect of the accounting change, it lost $0.58 per basic share, and $0.56 per diluted share, in fiscal 2003. The cumulative effect of the accounting change is calculated to be $0.81 per basic share and $0.78 per diluted share. The difference in diluted earnings/loss per share is attributable to an additional 212,035 shares underlying dilutive stock options required to be included in the calculation of diluted weighted average shares outstanding.

The Company also reported net income of $518,000, or $0.08 per share, on a fully diluted basis in the fourth quarter of fiscal 2003, as compared to a net loss of $207,000, or $0.03 per share, in the fourth quarter of fiscal 2002. This calculation did not change.

ABOUT ELECTRONIC CLEARING HOUSE, INC. (ECHO)

Electronic Clearing House, Inc. provides a complete solution to the payment processing needs of merchants, banks and collection agencies. ECHO's services include debit and credit card processing, check guarantee, check verification, check conversion, check re-presentment, check collection, and inventory tracking.

For more information about ECHO, please visit www.echo-inc.com.
                                              ----------------

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Any statements set forth above that are not historical facts re forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include, but are not limited to, such factors as fluctuations in demand for the Company's products and services, the introduction of new products and services, the Company's ability to maintain customer and strategic business relationships, technological advancements, impact of competitive products and services and pricing, growth in targeted markets, the adequacy of the Company's liquidity and financial strength to support its growth, and other information detailed from time to time in the Company's filings with the United States Securities and Exchange Commission.




                -  CONSOLIDATED STATEMENTS OF OPERATIONS FOLLOW -

                                            ELECTRONIC CLEARING HOUSE, INC.
                                         CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                       THREE MONTHS               TWELVE MONTHS
                                                                    ENDED SEPTEMBER 30,         ENDED SEPTEMBER 30,
                                                                    -------------------         -------------------
                                                                    2003           2002         2003           2002
                                                                    ----           ----         ----           ----
Revenues:
   Processing revenue                                            $ 5,592,000   $4,315,000   $21,151,000   $16,363,000
   Transaction revenue                                             5,325,000    4,113,000    19,162,000    16,526,000
   Other revenue                                                      73,000      141,000       323,000       402,000
                                                                 ------------  -----------  ------------  ------------
                                                                  10,990,000    8,569,000    40,636,000    33,291,000
                                                                 ------------  -----------  ------------  ------------
Costs and expenses:
   Processing and transaction expense                              6,764,000    6,072,000    26,360,000    22,747,000
   Other operating costs                                           1,029,000      774,000     3,358,000     3,012,000
   Research and development expense                                  363,000      455,000     1,405,000     1,719,000
   Selling, general and administrative expenses                    1,965,000    1,485,000     7,088,000     6,493,000
   Amortization expense - goodwill                                       -0-      104,000           -0-       489,000
   Legal settlement                                                      -0-          -0-           -0-     2,500,000
                                                                 ------------  -----------  ------------  ------------

                                                                  10,121,000    8,890,000    38,211,000    36,960,000
                                                                 ------------  -----------  ------------  ------------

Income (loss) from operations                                        869,000     (321,000)    2,425,000    (3,669,000)
Interest income                                                        7,000        9,000        28,000        55,000
Interest expense                                                     (50,000)     (45,000)     (200,000)     (129,000)
                                                                 ------------  -----------  ------------  ------------

Income (loss) before provision for income taxes                      826,000     (357,000)    2,253,000    (3,743,000)

(Provision) benefit for income taxes                                (308,000)     150,000      (925,000)    1,367,000
                                                                 ------------  -----------  ------------  ------------
Income (loss) before cumulative effect of an accounting change       518,000     (207,000)    1,328,000    (2,376,000)
Cumulative effect of an accounting change to adopt SFAS 142              -0-          -0-    (4,707,000)          -0-
                                                                 ------------  -----------  ------------  ------------

Net income (loss)                                                $   518,000   $ (207,000)  $(3,379,000)  $(2,376,000)
                                                                 ============  ===========  ============  ============

Basic net earnings (loss) per share
   Before cumulative effect of accounting change                 $      0.09   $    (0.03)  $      0.23   $     (0.41)
   Cumulative effect of accounting change                                -0-          -0-         (0.81)          -0-
                                                                 ------------  -----------  ------------  ------------
   Basic net earnings (loss) per share                           $      0.09   $    (0.03)  $     (0.58)  $     (0.41)
                                                                 ============  ===========  ============  ============

Diluted net earnings (loss) per share
   Before cumulative effect of accounting change                 $      0.08   $    (0.03)  $      0.22   $     (0.41)
   Cumulative effect of accounting change                                -0-          -0-         (0.78)          -0-
                                                                 ------------  -----------  ------------  ------------
   Diluted net earnings (loss) per share                         $      0.08   $    (0.03)  $     (0.56)  $     (0.41)
                                                                 ============  ===========  ============  ============

Weighted average shares outstanding
   Basic                                                           5,839,775    5,796,109     5,812,005     5,788,071
                                                                 ============  ===========  ============  ============
   Diluted                                                         6,261,209    5,796,109     6,024,040     5,788,071
                                                                 ============  ===========  ============  ============

Media Contact:
--------------
Donna Rehman, Corporate Secretary                           Crocker Coulson, Partner
805-419-8533                                                Coffin Communications Group
Electronic Clearing House, Inc., Camarillo, Calif.          818-789-0100
URL:http://www.echo-inc.com                                 E-MAIL: crocker.coulson@coffincg.com
---------------------------                                         ----------------------------
E-MAIL: corp@ECHO-inc.com
-------------------------


                        #               #               #